REGISTRATION RIGHTS AGREEMENT

This agreement is entered into by NNRF, Inc. for the purposes of providing certain rights for the 150,000 shares of common stock in NNRF, Inc. (Fee Shares) earned by Newbridge Securities Corporation as evidenced by the Finder's Fee Agreement hereto attached (Exhibit A).

(1) The Company hereby agrees with the holders of the Fee Shares or their transferees (collectively, the "Holders") that for the 12 months following the execution of the Finder's Fee Agreement (Registration Period), that in the event the Company shall file any registration statement under the Act (other than a registration statement on Form S-4, S-8 or other limited purpose form), then the Company will give written notice of its determination to all record Holders of the Fee Shares. Upon the written request from any Holder, the Company will, except as herein provided, cause all such Fee Shares to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Fee Shares to be so registered; provided, further, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration.

(2) The Company will, until such time as the Fee Shares may be sold under Rule 144 without volume limitation:

(A) prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective;

(B) furnish to the Holders participating in such registration such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Holders may reasonably request;

(C) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the Holders may reasonably request in writing within twenty (20) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or subject itself to taxation in any such jurisdiction;

(D) notify the Holders, promptly after it shall receive notice thereof, of the time when such registration statement has become effective

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or a supplement to any prospectus forming a part of such registration statement has been filed;

(E) notify the Holders promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

(F) prepare and file with the SEC, promptly upon the request of any Holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such Holders (and concurred in by counsel for the Company), is required under the Act or the rules and regulations thereunder in connection with the distribution of Common Stock by such Holders;

(G) prepare and promptly file with the SEC and promptly notify such Holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

(H) advise the Holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

The Company may require each Holder of Fee Shares as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Fee Shares as the Company may from time to time reasonably request in writing.

(3) All fees, costs and expenses of and incidental to such registration, inclusion and public offering in connection therewith shall be borne by the Company. The fees, costs and expenses of registration to be borne by the Company as provided above shall include, without limitation, all registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified except as provided above. Fees and disbursements of counsel and accountants for the Holders and any other expenses incurred by the Holders not expressly included above shall be borne by the Holders.

(4) The Company will indemnify and hold harmless each Holder of Fee Shares which are included in a registration statement pursuant to the provisions of this Agreement hereof, its directors and officers, and any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or such underwriter within the meaning of the Act, from and against, and will reimburse such Holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such Holder or any such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

(5) Each Holder of Fee Shares included in a registration pursuant to the provisions of this Agreement hereof will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such Holder specifically for use in the preparation thereof.

(6) Promptly after receipt by an indemnified party pursuant to the provisions of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of this Agreement, promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement

thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, if counsel for the indemnifying party concludes that a single counsel cannot under applicable legal and ethical considerations, represent both the indemnifying party and the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of this Agreement for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

(7) If the Company fails to carry out its obligations under this Agreement, the Holder shall be entitled to tender the Fee Shares for a sum equal to the number of Fee Shares multiplied by the current market thereof and to be paid therefore in 10 business days thereafter.

(8) If the Fee Shares have been included in Registration Statement filed with the Securities and Exchange Commission and if such Registration Statement is declared effective, and for so long as it remains effective, the Holder shall have no rights to demand a registration hereof.

NNRF, INC.

By: [signature]

Name: Todd Sinclair

Title: Chief Financial Officer